INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2019
INCOME TAXES
Schedule of reconciliation between the effective income tax rate and the PRC statutory income tax rate

	Year Ended December 31,
	2018	2019
PRC statutory tax rate	25%	25%
Tax effect of other expenses that are not deductible in determining taxable profit	(9)%	(3)%
Effect of changing tax rate due to high-tech enterprise qualification	—	(11)%
Effect of enacted tax rate change	—	5%
Effect of change in valuation allowance	(16)%	(16)%
Effective tax rate	0%	0%

Schedule of principal components of the deferred tax assets and liabilities

	As of December 31,
	2018	2019
Deferred tax assets:
Net loss carryforward	256,850	337,214
Deductible advertising expense	17,964	19,613
Accrued expenses and payroll payable	12,399	10,805
Others	88	890
Valuation allowance	(287,301)	(368,522)
Total deferred tax assets	—	—
Deferred tax liabilities:
Total deferred tax liabilities	—	—